Exhibit 10.2
LENDER ADDENDUM
     Reference is made to the Third Amended and Restated Credit Agreement dated as of January 24, 2007 (as further amended, restated or otherwise modified, the “Credit Agreement”), by and among THE GEO GROUP, INC. (formerly known as Wackenhut Corrections Corporation), a Florida corporation (the “Borrower”), the lenders who are or may become a party thereto, as Lenders, and BNP PARIBAS, as Administrative Agent for the Lenders. Capitalized terms used and not otherwise defined herein shall have the meaning assigned thereto in the Credit Agreement.
     Upon execution and delivery of this Lender Addendum by the parties hereto, the undersigned’s Revolving Credit Commitment shall be increased by the amount set forth in the table below, effective as of the date hereof.
Revolving Credit Commitment
$[     ]
     The wiring instructions for the undersigned is set forth on Annex I hereto.
     This Lender Addendum shall be construed in accordance with and governed by the law of the State of New York. This Lender Addendum may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
     IN WITNESS WHEREOF, the parties hereto have caused this Lender Addendum to be duly executed and delivered by their proper and duly authorized officers as of this 29th day of October, 2008.
[Signature pages to follow]

[ ], as Lender
By:
Name:
Title:

By:
Name:
Title:

Accepted and agreed:

THE GEO GROUP, INC.
By:
Name:
Title:

BNP PARIBAS, as Administrative Agent
By:
Name:
Title:

By:
Name:
Title:

Annex I
[     ]
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Acct Name: [                    ]
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Attn: [                    ] ([          ]) [                    ]